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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                 April 24, 2003
                                                                 --------------


                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    0-6516                     13-2529596
    --------------------           ------------             --------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)              Identification No.)




           14 Philips Parkway
          Montvale, New Jersey                             07645-9998
          --------------------                             ----------
(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code)             (201) 391-8100
                                                                 --------------




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Item 9.  Information Provided Under Item 12
         (Results of Operations and Financial Condition)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On April 24, 2003, Datascope Corp. issued a press release announcing the company's earnings for the quarter ended March 31, 2003. A copy of the release is furnished as Exhibit 99.1 of this Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                                    DATASCOPE CORP.

                                                    Registrant



                                                    By: /s/ Fred Adelman
                                                        -----------------------
                                                        Chief Accounting Officer
                                                        and Corporate Controller



Dated: April 25, 2003



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                                  EXHIBIT INDEX


Exhibit 99.1       Earnings Release of Datascope Corp. dated April 24, 2003